UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2021

RESOURCE REIT, INC.

(Exact name of registrant specified in its charter)

Maryland	000-55430	80-0854717
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

1845 Walnut Street, 17th Floor

Philadelphia, Pennsylvania 19103

(Address of principal executive offices)

Registrant’s telephone number, including area code: (215) 231-7050

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On July 21, 2021, Resource REIT, Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted in person or by proxy on the following proposals:

(1)

The election of the following six individuals to the board of directors to hold office for one-year terms expiring on the date of the 2022 annual stockholders meeting:    Alan F. Feldman, Robert C. Lieber, Andrew Ceitlin, Gary Lichtenstein, Lee F. Shlifer and Thomas J. Ikeler.

(2)	The approval of four proposals to amend the Company’s charter:

(a)

Eliminate certain provisions of the charter that had previously been required by state securities administrators in connection with the Company’s initial public offering or that relate to such required provisions (“Proposal 2.A.”).

(b)	Add language to specify that the charter provision regarding the requirements of tender offers will only apply until the Company lists its shares on a national securities exchange (“Proposal 2.B.”).

(c)	Add a provision designating an exclusive forum for litigation involving the Company’s internal affairs (“Proposal 2.C.”).

(d)	Make certain ministerial changes (“Proposal 2.D.”).

(3)	The approval of the Company’s 2020 Long-Term Incentive Plan.

(4)	The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

(5)

The approval of the adjournment proposal, which would permit the Company to proceed with voting on and approval of only the proposals that have received sufficient votes to be approved at the Annual Meeting, and then subsequently to adjourn the Annual Meeting to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the meeting.

For a detailed description of each of the proposals submitted for stockholder vote at the Annual Meeting, including the revisions that each of the charter amendment proposals would make to the Company’s charter and a description of the 2020 Long-Term Incentive Plan, see the Proxy Statement.

Proposal No. 1. All of the director nominees were elected. The number of votes cast for and votes withheld from each of the director nominees and the number of broker non-votes were as follows:

Election of Directors	Votes For	Votes Withheld	Broker Non-Votes
Alan F. Feldman	85,007,046	5,771,241	25,210,227
Robert C. Lieber	85,000,937	5,777,350	25,210,227
Andrew Ceitlin	84,098,166	5,680,121	25,210,227
Gary Lichtenstein	84,860,345	5,917,942	25,210,227
Lee F. Shlifer	84,937,047	5,841,240	25,210,227
Thomas J. Ikeler	85,004,437	5,773,850	25,210,227

The voting was closed on the election of directors.

Proposal No. 2.A. Charter amendment Proposal No. 2.A. was approved. The number of votes cast for and votes cast against, and the number of abstentions and broker non-votes with respect to, Proposal No. 2.A. were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal No. 2.A.	80,142,493	5,309,642	5,326,153	25,210,227

The voting was closed on Proposal No. 2.A.

Proposal No. 2.B. Charter amendment Proposal No. 2.B. was approved. The number of votes cast for and votes cast against, and the number of abstentions and broker non-votes with respect to, Proposal No. 2.B. were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal No. 2.B.	80,937,300	4,676,733	5,164,254	25,210,227

The voting was closed on Proposal No. 2.B.

Proposal No. 2.C. Charter amendment Proposal No. 2.C. requires the affirmative vote of the holders of at least a majority of the Company’s outstanding shares of common stock entitled to vote thereon in order to pass. Sufficient votes to pass this proposal had not been received at the time of the Annual Meeting. In accordance with the approval of Proposal 5, the adjournment proposal, the Company adjourned the Annual Meeting with respect to Proposal No. 2.C. in order to solicit additional proxies.

Proposal No. 2.D. Charter amendment Proposal No. 2.D. was approved. The number of votes cast for and votes cast against, and the number of abstentions and broker non-votes with respect to, Proposal No. 2.D. were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal No. 2.D.	79,175,608	4,873,528	6,729,151	25,210,227

Proposal No. 3. The Company’s 2020 Long-Term Incentive Plan was approved. The number of votes cast for and votes cast against, and the number of abstentions with respect to, the approval of the Company’s 2020 Long-Term Incentive Plan were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
2020 Long-Term Incentive Plan	75,336,888	8,041,006	7,400,393	25,210,227

The voting was closed on the approval of the Company’s 2020 Long-Term Inventive Plan.

Proposal No. 4. The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 was ratified. The number of votes cast for and votes cast against, and the number of abstentions with respect to, the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 were as follows:

	Votes For	Votes Against	Abstentions
Grant Thornton Appointment	109,781,199	1,975,096	4,232,219

The voting was closed on the ratification of the appointment of Grant Thornton LLP.

Proposal No. 5. The adjournment proposal was approved. The number of votes cast for and votes withheld from, and the number of abstentions with respect to, the adjournment proposal were as follows:

	Votes For	Votes Against	Abstentions
Adjournment Proposal	106,233,334	4,821,583	4,933,597

The voting was closed on the adjournment proposal.

Adjournment of Annual Meeting.

In accordance with the approval of Proposal 5, the adjournment proposal, the Company adjourned the Annual Meeting with respect to Proposal 2.C. in order to solicit additional proxies. The Annual Meeting was adjourned until July 30, 2021, at 9:00 a.m. Eastern time at 1845 Walnut Street, 17th Floor, Philadelphia, Pennsylvania 19103.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE REIT, INC.

Dated: July 22, 2021	By:	/s/ Alan F. Feldman
	Name:	Alan F. Feldman
	Title:	Chief Executive Officer and President